SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 22, 1997

                                  TELMED, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                  0-20438                 65-0273037
         State or other             (Commission             (IRS employer
         jurisdiction of            file number)          identification no.)
         incorporation)

 9350 SOUTH DIXIE HIGHWAY, SUITE 1220, MIAMI, FLORIDA             33156
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (305) 670-9773


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1)(i) Schneider Ehrlich & Wengrover LLP ("SEW") resigned as the Registrant's auditor on December 22, 1997.

              (ii) During the Registrant's past two fiscal years, SEW's reports on the Registrant's financial statements neither contained any adverse opinions or disclaimers of opinions nor were qualified or modified as to uncertainty, except that SEW's report of January 24, 1997 expressed substantial doubt about the Registrant's ability to continue as a going concern.

             (iii) Because SEW resigned, such decision was not addressed by the Board of Directors of the Registrant or any committee thereof.

              (iv) During the past two fiscal years, there were no disagreements with SEW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SEW, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

               (v) During the past two fiscal years, SEW did not advise the Registrant of any of the following: (A) That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;
                           (B) that information had come to SEW's attention that led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management; (C) that the Registrant should expand significantly the scope of the audit, or that information had come to SEW's attention, that if further investigated, could (x) materially impact the fairness and reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued for the period subsequent to the financial statements covered by the audit report, (y) or cause SEW to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and due to SEW's resignation, SEW did not so expand the scope of its audit or conduct such further investigation; or (D) that information had come to SEW's attention that it concluded materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report, and due to SEW's resignation, the issue has not been resolved to SEW's satisfaction.


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ITEM 7.  FINANCIAL STATEMENTS, AND EXHIBITS.

         (c)   EXHIBITS

               EXHIBIT NO.    DESCRIPTION

                   16         Letter regarding Change in Certifying Accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TELMED, INC.

                            By:/s/ SYED NAQUI
                               -------------------------------------
                               Syed Naqui,
                               Chief Financial Officer
                               (Principal Financial and Accounting Officer)

Dated: January 6, 1998


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                                 EXHIBIT INDEX

EXHIBIT       DESCRIPTION
-------       -----------

16            Letter regarding Change in Certifying Accountant